Business combinations (Details Narrative) - BRL (R$) R$ in Thousands		12 Months Ended
	Jul. 01, 2024	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
IfrsStatementLineItems [Line Items]
Net revenue		R$ 3,697,255	R$ 3,304,329	R$ 2,875,913
Income loss before income taxes		860,945	676,391	R$ 429,582
Acquisition Of Unidom [Member]
IfrsStatementLineItems [Line Items]
Acquired purchase price	The total consideration of R$620,762, net of Net Debt, is comprised of: (i) R$340,773 paid in cash on July 1, 2024; and (ii) R$279,989, considering purchase consideration adjustments, payable in up to ten annual installments, adjusted by the CDI rate, and it is conditioned upon the maintenance of the authorization of the 175 medical school seats in each of the prior year.
Total transaction costs		2,755
Transaction costs		1,793	R$ 962
Net revenue		63,643
Income loss before income taxes		30,013
Increase in revenue		3,354,571
Increase in income before income taxes		R$ 697,449